Schedule of Supplemental Cash Flow Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net change in proceeds managed
Net change in short-term investments	$ 1,864	$ 38,737	$ 1,427
Operating cash flow provided	1,864	38,737	1,427
Net change in liabilities
Liabilities for collateral, beginning of year	(60,931)	(99,668)	(101,095)
Liabilities for collateral, end of year	(59,067)	(60,931)	(99,668)
Operating cash flow used	$ (1,864)	$ (38,737)	$ (1,427)